UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2024

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6551 Park of Commerce Boulevard, N.W., Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)
(561) 998-2232
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:
    Title of each class                 Trading Symbol         Name of each exchange on which registered
Common stock, par value $0.0001 per share          CCRN            The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Cross Country Healthcare, Inc. (the “Company”) held on May 14, 2024 (the “Annual Meeting”), the Company’s stockholders approved the Cross Country Healthcare, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”). The 2024 Plan is a long-term incentive plan that is intended to provide participants with an incentive to contribute materially to the Company’s growth by aligning the economic interests of the participants with those of the Company’s stockholders. Accordingly, pursuant to the 2024 Plan, awards may be granted to employees, non-employee directors, consultants, and key advisors of the Company and its subsidiaries, including stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, stock awards, stock units, other stock-based awards, and cash awards. The 2024 Plan was adopted principally to serve as a successor plan to the Cross Country Healthcare, Inc. 2020 Omnibus Incentive Plan (the “Prior Plan”) and to increase the number of shares of Company common stock, $0.0001 par value (the “Common Stock”), reserved for equity-based awards to 2,400,000 shares of Common Stock (in addition to the share reserve amount that remained available under the Prior Plan immediately prior to the adoption of the 2024 Plan and other eligible returning shares). No awards may be granted under the 2024 Plan after May 13, 2034. It is not possible to determine specific amounts and types of awards that may be granted to eligible participants under the 2024 Plan subsequent to the Annual Meeting because the grant and payment of such awards is subject to the discretion of the Compensation Committee of the Company’s Board of Directors.

This summary of the 2024 Plan is qualified in its entirety by reference to the full text of the 2024 Plan, which is filed as Appendix A to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 1, 2024 and in the revised definitive proxy statement filed by the Company with the SEC on April 4, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	May 16, 2024	By:	/s/ William J. Burns
Name: William J. Burns
Title: Executive Vice President & Chief Financial Officer